UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

April 1, 2013

(Date of earliest event reported)

PG&E CORPORATION

(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

415-267-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Unsecured Credit Facilities

On April 1, 2013, PG&E Corporation entered into an amendment and restatement of its $300 million senior unsecured five-year revolving credit agreement that it entered into on May 31, 2011. The amended and restated credit agreement is with (1) Bank of America, N.A., as administrative agent and a lender, (2) J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities LLC as joint lead arrangers and joint bookrunners, (3) Citibank N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents and lenders, (4) The Royal Bank of Scotland plc and Wells Fargo Bank, National Association as co-documentation agents and lenders, and (5) the following other lenders: Barclays Bank PLC, BNP Paribas, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc., The Bank of New York Mellon, N.A., Mizuho Corporate Bank, Ltd., Royal Bank of Canada, U.S. Bank National Association, Union Bank, N.A., TD Bank, N.A., Canadian Imperial Bank of Commerce, and Sumitomo Mitsui Banking Corporation (the “Additional Lenders”). Also on April 1, 2013, Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, entered into an amendment and restatement of its $3 billion senior unsecured five-year revolving credit agreement that it entered into on May 31, 2011. The amended and restated credit agreement is with (1) Citibank N.A., as administrative agent and a lender, (2) Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities LLC as joint lead arrangers and joint bookrunners, (3) Bank of America, N.A. and JPMorgan Chase Bank, N.A. as co-syndication agents and lenders, (4) The Royal Bank of Scotland plc and Wells Fargo Bank, National Association as co-documentation agents and lenders, and (5) the Additional Lenders.

PG&E Corporation’s and the Utility’s amended and restated credit agreements contain substantially similar terms as their 2011 credit agreements, except that the amended and restated credit agreements have a term of five years from their effective date, and all amounts borrowed under the agreements are due and payable on April 1, 2018. In addition, the facility fee and the applicable margin used to calculate the interest rate payable on base rate loans and eurodollar loans were amended. The facility fee under each credit agreement will range between 0.100% and 0.350%. The applicable margin for eurodollar loans under each credit agreement will range between 0.900% and 1.650% and the applicable margin for base rate loans under each credit agreement will range between 0% and 0.65%. The specific facility fee and applicable margin will be based on the senior unsecured credit ratings of the borrower issued by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. (For more information about the 2011 credit agreements, see the information incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2012 jointly filed by PG&E Corporation and the Utility, under the headings “Note 4: Debt” in the Notes to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Financial Resources.”)

The lenders and agents under PG&E Corporation’s and the Utility’s amended and restated credit agreements and their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to PG&E Corporation and the Utility. These parties have received, and may in the future receive, customary compensation from PG&E Corporation and the Utility for such services.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the amended and restated credit agreements of PG&E Corporation and the Utility is hereby incorporated into Item 2.03(a) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: April 3, 2013		Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: April 3, 2013		Vice President, Corporate Governance and
Corporate Secretary

3